FIRST AMENDMENT TO MASTER ACQUISITION, DEVELOPMENT AND CONSTRUCTION FACILITY LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO MASTER ACQUISITION, DEVELOPMENT AND CONSTRUCTION FACILITY LOAN AND SECURITY AGREEMENT (the “First Amendment") is made and entered into as of October 28, 2009 by andamong BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation and BLUEGREEN NEW JERSEY, LLC, a Delaware limited liability company (collectively “Borrower”), BLUEGREEN CORPORATION, a Massachusetts corporation ("Guarantor"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Lender and Guarantor are parties to that certain Master Acquisition, Development and Construction Facility Loan and Security Agreement dated as of April 9, 2008 (the "Original Master Facility Loan Agreement") pursuant to which Lender agreed to establish a master loan facility for the acquisition, development and/or construction financing of the approved timeshare resorts owned and developed by Borrower;

WHEREAS, the Original Master Facility Loan Agreement established the terms and conditions pursuant to which certain existing and future loans by Lender to Borrower or Affiliates of Borrower were to be made (the "Sub-Loans");

WHEREAS, Borrower, Lender and Guarantor have previously entered into Sub-Loans for (i) Mt. Olympus, a timeshare resort located in Sauk County, Wisconsin which certain Acquisition and Construction Loan and Security Agreement is dated as of November 14, 2006 as amended by that certain Amended and Restated Acquisition and Construction Loan and Security Agreement (Sub-Loan and Security Agreement for Mt. Olympus Resort) dated as of May 21, 2008 (the "Mt. Olympus Sub-Loan Agreement"), (ii) World Golf Village, a timeshare resort located in St Johns County, Florida, which certain Construction Loan and Security Agreement is dated as of March 23, 2007 ("World Golf Village Sub-Loan"), and (iii) Atlantic Palace, a timeshare resort located in Atlantic City, New Jersey, which Sub-Loan and Security Agreement (Royal Suites at Atlantic Palace) is dated as of April 9, 2008 ("Atlantic Palace Sub-Loan Agreement"), (the Mt. Olympus Sub-Loan Agreement and the Atlantic Palace Sub-Loan Agreement shall be collectively referred to herein as the "Sub-Loan Agreements");

WHEREAS, the World Golf Village Sub-Loan was paid in full, as of August 20, 2008;

WHEREAS, Borrower, Lender and Guarantor desire to amend the Original Master Facility Loan Agreement and the Sub-Loan Agreements as set forth herein;

WHEREAS, the Original Master Facility Loan Agreement and this First Amendment shall hereinafter be collectively referred to as the "Master Facility Loan Agreement;" and

EXECUTION VERSION

NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.        Definitions. Except as otherwise provided herein to the contrary or unless the context otherwise requires, all capitalized terms used in this First Amendment shall have the meanings ascribed to them in the Original Master Facility Loan Agreement.

2.        No New Sub-Loans. Borrower, Lender and Guarantor agree that as of the First Amendment Closing Date, no new or additional Sub-Loans will be made by Lender to Borrower or any Affiliate of Borrower pursuant to the Master Facility Loan Agreement.

3.        No Advances. Borrower, Lender and Guarantor agree that as of the First Amendment Closing Date, Lender has no obligation to make any Advances for any existing or contemplated future Sub-Loan or pursuant to the Master Facility Loan Agreement or any Sub-Loan Agreement to Borrower or any Affiliate of Borrower and that Borrower has completed the Work for each property that is subject to Master Facility Loan Agreement and is now obligated to maintain such properties as provided in the Sub-Loan Documents. Sections 2.3 and 2.4 of the Master Facility Loan Agreement are hereby deleted in their entirety. As of the First Amendment Closing Date, the Sub-Loan Advance Period as such term is defined under the Master Facility Loan Agreement and the Sub-Loan Agreements, has expired and any obligation on the part of Lender to make any future Advance under the Master Facility Loan Agreement or any Sub-Loan Agreement is hereby terminated. Lender shall continue to have the right to the extent permitted under the Master Facility Loan Agreement or any Sub-Loan Agreement but not the obligation to fund amounts under any of the Sub-Loan Agreements if in its sole discretion Lender decides an additional Advance is advisable.

4.        Amended Definitions in Original Master Facility Loan Agreement. The following defined terms in the Original Master Facility Loan Agreement are hereby deleted in their entirety and replaced and superseded by the following:

(a)

Maximum Master Facility Amount means the aggregate amount outstanding under the existing Sub-Loan Agreements on the date of determination which amount is equal to $14,796,565, as of September 30, 2009.

(b)

Maximum TFC Relationship Amount means the sum as of the date of determination of (i) the Maximum Master Facility Amount, and (ii) the outstanding balance of the Lender owned portion of the (A) Class F and Class G bonds from the Bluegreen 2007-A Securitization plus (B) Class C through G bonds from the Bluegreen 2008-A Securitization.

(c)	Sub-Loan Advance Period means a period of time under the Master Facility Loan Agreement and the Sub-Loan Agreements that has expired.

5.        Ratification of Notes. Borrower hereby acknowledges, ratifies and confirms its obligations under the (i) Sub-Loan Secured Promissory Note (Royal Suites at Atlantic Palace) dated April 9, 2008, and (ii) the Second Amended and Restated Secured Promissory Note (Sub-Loan Note for Mt. Olympus Resort) dated May 21, 2008 (together, the "Sub-Loan Notes”), which Sub-Loan Notes shall be fully enforceable by Lender against Borrower in accordance with their respective terms. Nothing contained in this First Amendment, any of the other Sub-Loan Documents or any of the transactions contemplated herein or thereby shall be deemed to waive, release or limit any obligation of Borrower relating to or otherwise connected with the Sub-Loan Notes, nor shall it constitute a novation of the indebtedness evidenced by the Sub-Loan Notes.

6.        Ratification of Guarantees. Guarantor hereby acknowledges, ratifies and confirms its obligations under the (i) Amended and Restated Payment Guaranty and Subordination Agreement (Sub-Loan Payment Guaranty and Subordination Agreement for Mt. Olympus Resort) dated May 21, 2008, and (ii) Payment Guaranty and Subordination Agreement (Royal Suites at Atlantic Palace) dated as of April 9, 2008 (together, the “Sub-Loan Guarantees”), which Sub-Loan Guarantees shall be fully enforceable by Lender against Guarantor in accordance with their respective terms. Nothing contained in this First Amendment, any of the other Sub-Loan Documents or any of the transactions contemplated herein or thereby shall be deemed to waive, release or limit any obligation of Guarantor relating to or otherwise connected with the Sub-Loan Guarantees.

7.        Conditions to Lender's Obligation to Close First Amendment. The obligation of Lender to enter into this First Amendment shall be subject to the complete satisfaction of each of the conditions precedent set forth below and elsewhere in the Sub-Loan Documents on or prior to the First Amendment Closing Date:

(a)       Execution and Delivery. Borrowers and Guarantor shall execute and deliver to Lender the documents contemplated by this First Amendment.

(b)       Opinion of Borrower’s and Guarantor‘s Counsel. Lender shall have received from duly licensed (in the State of Florida) outside counsel for Borrower and Guarantor acceptable to Lender such legal opinions, in form and substance satisfactory to Lender, covering such items as may be required by Lender, in its sole discretion, including, without limitation, that (i) the documents executed in connection with this First Amendment are valid, binding, and legally enforceable in accordance with their terms; (ii) Borrower the Guarantor are each duly formed, validly existing, and in good standing under the laws of the state of their organization and, where applicable, qualified to conduct business as a foreign entity in the states where they do business; and (iii) Borrower and Guarantor are each authorized to execute, deliver, and perform the documents executed in connection with this First Amendment.

(c)       Representations, Warranties, Covenants, and Agreements. The representations and warranties contained in the First Amendment and all of the Sub-Loan Documents, as modified, and in any certificates delivered to Lender in connection with the closing shall be true and correct, and all covenants and agreements required to have been complied with and performed by Borrower shall have been fully complied with and performed to the satisfaction of Lender. All provisions of the Sub-Loan Documents, as modified, are hereby confirmed and ratified without limiting the generality of the foregoing. Borrower hereby reaffirms the validity and enforceability of the security interests granted to Lender in the Sub-Loan Collateral. Borrower and Guarantor confirm that such security interests will continue to secure the timely and faithful performance of all obligations under the Sub-Loan Documents.

(d)       Background Documents. Borrower shall have delivered to Lender, and Lender shall have approved each of the following:

(i)        Organizational Documents. There are no amendments to or revocation of the organizational documents of the Borrower or Guarantor that have been made since April 9, 2008, the closing date of the Original Master Facility Loan Agreement (including but not limited to amendments, modifications or revocations to each of their articles of incorporation, bylaws, articles or organization, and operating agreement as appropriate), which organization documents have been certified to be true and complete by corporate secretary of the entity in question.

(ii)       Good Standing Certificates. Current good standing certificates under the laws of the states of Florida, Delaware, Wisconsin and New Jersey (as appropriate) for each Borrower and Massachusetts for Guarantor.

(iii)      Resolutions; Incumbency Certificates. Certified resolutions of boards of directors or board of managers of each Borrower and Guarantor authorizing the execution of all documents executed in connection with this First Amendment and the performance of their respective obligations under the Sub-Loan Documents. Such corporate resolutions shall be accompanied by certificates from each relevant entity, signed by a duly authorized officer thereof and dated as of the First Amendment Closing Date, indicating the incumbency, authority, and signatures of the officers of such entity authorized to sign, on behalf of such entity, this First Amendment and the other Sub-Loan Documents executed in connection with the same to which such entity is a party.

(e)       Financial Statements. There has been no material adverse change in the financial condition of the Borrower or Guarantor from the most recent Financial Statements received and approved by Lender. All financial information and other documents provided to Lender are true, correct, and complete as of the date provided and the date hereof.

(f)        Proceedings Satisfactory. All actions taken in connection with the execution and delivery of the documents related to this First Amendment, shall be completely satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of all such documents, instruments, and other items as Lender or its counsel may reasonably request in connection therewith, all in form and substance satisfactory to Lender and its counsel, in their sole discretion.

(g)       Expenses. Borrower shall have paid all fees, expenses, and other amounts required to be paid prior to or on the First Amendment Closing Date.

(h)       Litigation. Except as set forth in Schedule 9.10 attached hereto, as of the date hereof, neither Borrower nor Guarantor are the subject of a pending bankruptcy proceeding, and neither Borrower nor Guarantor are aware of any threatened bankruptcy proceeding against them, nor are they presently contemplating filing such a proceeding. There are no proceedings pending, threatened against, or affecting Borrower or Guarantor in any court, before any governmental authority, or arbitration board or tribunal which may now or in the future materially adversely affect Borrower or Guarantor.

(i)        Absence of an Event of Default. There has been no occurrence of any Default or Event of Default under the Master Facility Loan Agreement, any Sub-Loan Agreements or other Sub-Loan Documents and/or the exercise by Lender of any and all of its available rights and remedies with respect thereto.

(j)        Miscellaneous. Such other matters as Lender shall reasonably require.

8.        First Amendment Closing Date. October 28, 2009, the closing date of this First Amendment shall be referred to as the “First Amendment Closing Date.”

9.        Authority.

(a)       As of the First Amendment Closing Date, Borrower represents that it is duly organized, validly existing, and in good standing under the laws of the states of Florida, Delaware, and New Jersey as applicable, and every other jurisdiction in which it conducts business at properties that are subject to the Sub-Loan Agreements, as applicable.

(b)       Borrower represents that execution, delivery, and performance by Borrower of this First Amendment and the other documents contemplated herein has been duly authorized by all necessary organizational action, does not conflict with or result in a breach of Borrower's organizational documents and does not and will not result in a breach of, or constitute a default by Borrower under, any indenture, loan, or credit agreement or any other contract, agreement, document, instrument, or certificate to which Borrower is legally bound or by which it or any of its assets are affected.

(c)       As of the date hereof, Guarantor represents that it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

(d)       Guarantor represents that the execution, delivery, and performance by Guarantor of this First Amendment has been duly authorized by all necessary organizational action, does not conflict with or result in a breach of Guarantor's organizational documents and does not and will not result in a breach of, or constitute a default by Guarantor under, any indenture, loan, or credit agreement or any other contract, agreement, document, instrument, or certificate to which Guarantor is legally bound or by which any of its assets are affected.

(e)       Borrower and Guarantor acknowledge that they have consulted with counsel and with such other experts and advisors as they have deemed necessary in connection with the negotiation, execution and delivery of this First Amendment. This First Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this First Amendment or any part hereof to be drafted.

10.        Miscellaneous.

(a)       No Other Changes. Except as expressly set forth herein, each and every term, provision, and condition contained in the Original Master Facility Loan Agreement, the Sub-Loan Agreements and the other Sub-Loan Documents, including all exhibits and schedules thereto and all of Lender’s rights and remedies thereunder, shall remain unchanged and in full force and effect following the date hereof. In the event of any conflict between the provisions hereof and those contained in the Original Master Facility Loan Agreement, any Sub-Loan Agreements or other Sub-Loan Document, the provisions hereof shall govern and control the parties’ respective rights and obligations.

(b)       Counterparts. This First Amendment may be executed in identical counterparts each of which shall be deemed an original for any and all purposes and all of which, collectively, shall constitute one and the same instrument, notwithstanding the fact that the parties have not signed the same counterpart.

(c)       Ratification. Borrower and Guarantor hereby ratify and reaffirm as of the date hereof all covenants, conditions, provisions, representations, and warranties made or contained in the Original Master Facility Loan Agreement, the Sub-Loan Agreements and any of the other Sub-Loan Documents, agree to be legally bound thereby and to comply fully therewith, and acknowledge Lender’s right to enforce the Master Facility Loan Agreement and other Sub-Loan Documents in accordance with the term, provisions, and conditions thereof.

(d)       No Defaults. Borrower and Guarantor hereby acknowledge and represent that Lender has complied fully with all of its obligations under the Master Facility Loan Agreement, the Sub-Loan Agreements and the other Sub-Loan Documents through the date hereof and is not currently in default of any of its obligations under the foregoing documents, with or without notice or lapse of time, and that there are no offsets, defenses or counterclaims with respect to any of Borrower's and Guarantor's obligations under the foregoing documents. Borrower acknowledges that the indebtedness evidenced by the Master Facility Loan Agreement, the Sub-Loan Agreement and the other Sub-Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the foregoing documents.

(e)       Other Instruments. Borrower and Guarantor will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this First Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this First Amendment and any other documents executed in connection herewith.

(f)        Severability. If any provision of this First Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this First Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this First Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

(g)       Governing Law. THIS FIRST AMENDMENT AND THE OTHER SUB-LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF RHODE ISLAND WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICT OF LAWS.

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SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Borrower, Lender and Guarantor have caused this First Amendment to be duly executed and delivered effective as of the date first above written.

BORROWER:

BLUEGREEN VACATIONS UNLIMITED, INC.
a Florida corporation

By:
Name:	Anthony M. Puleo
Its:	Vice President and Treasurer

BLUEGREEN NEW JERSEY, LLC,
a Delaware limited liability company

By:
Name:	Anthony M. Puleo
Its:	Vice President and Treasurer

LENDER:

TEXTRON FINANCIAL CORPORATION,
a Delaware corporation

By:
Name:
Its:

GUARANTOR:

BLUEGREEN CORPORATION,
a Massachusetts corporation

By:
Name:	Anthony M. Puleo
Its:	Senior Vice President, Chief
Financial Officer and Treasurer